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                                                                    Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ImageMax, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark P. Glassman, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of September 30, 2003 (the last date of the period covered by the Report).

A signed original of this written statement required by Section 906 has been provided to ImageMax, Inc. and will be retained by ImageMax, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.




/s/ Mark P. Glassman
---------------------------
Mark P. Glassman
Chief Executive Officer
November 14, 2003